UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 9, 2006
Date of Report (Date of earliest event reported)

EMCORE CORPORATION
Exact Name of Registrant as Specified in its Charter

New Jersey	0-22175	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

145 Belmont Drive, Somerset, New Jersey, 08873
Address of principal executive offices, including zip code

(732) 271-9090
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The disclosure set forth in Item 8.01 below is incorporated herein by reference.

Item 8.01 Other Events.

Completion of Historical Stock Option Grant Review

EMCORE announced today that a Special Committee of its Board of Directors, comprised solely of independent directors, has issued its findings in a report regarding EMCORE’s previously announced voluntary review of its historical stock option grants initiated by senior management.  On November 6, 2006, the Company filed a Current Report on Form 8-K with respect to the investigation and other matters.

Scope of Option Grant Review

The Special Committee, together with independent counsel and outside accounting experts, reviewed option grants from the time of EMCORE’s initial public offering in 1997 through 2006. The Special Committee’s advisors also reviewed more than 250,000 e-mail messages, Board and Compensation Committee minutes, and other documents, files and data. Additionally, these advisors interviewed present and former officers and employees of the Company who were involved in the option grants.

Special Committee Findings

The Special Committee’s investigation and report included the following key findings and conclusions:

•  The investigation was initiated as a result of senior management’s recommendation to the Board, in a manner consistent with senior management’s past conduct in instances where it has learned of issues concerning accounting, legal or regulatory compliance.

•  The Company, through its senior management, cooperated fully with the investigation, providing all requested documents and making senior management and the Company’s current and former employees available for interviews, all in a conscientious and timely fashion.

•  There is no evidence that senior management in any way tampered with or fabricated documents or took other actions consistent with an intent to defraud.

•  Senior management did not seek to profit from the issuance of the option grants at the expense of the Company or its shareholders. Senior management received only 12% of the options granted; 88% of all the option grants went to the Company’s non-senior management employees.

•  Senior management did not receive any option grants between the October 3, 2001 and the May 18, 2004 grants. This period marked the absolute historic low point of EMCORE stock’s market value. During this period EMCORE stock routinely traded at or below $2 per share and reached its low point of around $1.

•  In addition, in 2002, EMCORE implemented a 6+1 exchange plan whereby the Company offered to exchange all options with a strike price greater than $4. Senior management voluntarily elected not to participate in the repricing and retained their underwater options, while the options belonging to those participating in the exchange were repriced to $1.82.

•  Senior management exercised only a small portion of the options granted since the Company’s Initial Public Offering, and the Chief Executive Officer, Chief Financial Officer and Chief Legal Officer informed the Company that they did not wish to retain any potential benefit that they may have derived from any erroneously priced options. Specifically, the Chief Financial Officer has not exercised any of those stock option grants and voluntarily surrendered all of his rights to the grants that have been identified as misdated. The Chief Executive Officer and the Chief Legal Officer voluntarily tendered payments of $147,775 and $97,000, respectively, representing the entire benefit received for the misdated grants they exercised. The Chief Legal Officer further voluntarily surrendered all rights to any unexercised grants that have been identified as misdated.

•  The investigation found no evidence that the Board generally did not properly exercise oversight duties with respect to the Company’s stock option plans.

•  The Special Committee stated that it was unable to conclude that the Company or anyone involved in the stock option granting process at the Company engaged in willful misconduct. Rather, the grant process was often characterized by carelessness and inattention to applicable accounting and disclosure rules and the Company failed to maintain adequate controls concerning the issuance of stock options.

•  The Special Committee found that there were occasions after the grant date and exercise price was set that administrative changes were made to the grant lists.

•  With respect to retention grants awarded in 2000 and 2004, the Special Committee found that even after lists had been announced as “final” and a grant date set, later adjustments to the lists sometimes included changes both in the number of options granted to individuals and in the aggregate number of options granted. For the year 2000 retention grants, from the last version of the list of grantees circulated prior to the recorded grant date, to the final version of the list approved by the Board, approximately 13% of the individuals on the list registered a change in the number of options they were awarded, and the aggregate number of options set forth on the list increased by approximately 9%. For the year 2004 retention grants, from the version of the list of grantees approved on the recorded grant date, to the final version of the list approved by the Board, approximately 22% of the individuals on the list registered a change in the number of options they were awarded, and the aggregate number of options set forth on the list increased by approximately 2.2%. No changes to the retention grant lists benefited any member of senior management.

•  The Special Committee further concluded that, as a result of, among other things, such inadequate controls and practices, there were certain instances where the exercise prices of certain stock option grants, principally related to new hire grants, appear to have been selected with the benefit of hindsight -- i.e., selected to reflect the stock price at a date, prior to the actual date of grant, when the Company’s stock price was lower.
•  Between 1998 and 2006, the Company issued ten retention grants. Senior management participated in six of the ten grants. With respect to the Company’s ten retention grants, the appropriate measurement date for six of the grants was determined to be incorrect. In five of the six instances, the Company’s closing stock price at the originally stated grant date was lower than the closing price on the appropriate measurement dates. The sixth grant had an exercise price that was higher than the closing price on the appropriate measurement date. Accordingly, no additional compensation expense is necessary for this sixth grant. Finally, one retention grant had a correct measurement date, but was incorrectly priced under the terms of the Company’s 1995 Stock Option Plan. As a result, the Special Committee recommended that the Company should recognize, for accounting purposes, additional compensation expense with respect to six retention grants.

•  Seven of the retention grants were not made at or near the lowest stock price for the year, and three were made at or near the lowest stock price for the year.

•  With respect to new hire grants, two sets of new hire grants totaling 25 employees, none of whom were in a management position, appear to require that the Company recognize, for accounting purposes, additional compensation expense. One set of new hire grants was assigned an incorrect strike price, while another set of new hire grants was repriced by the Board without the Company recording the corresponding compensation expense.

Remedial Actions and Reporting

Special Committee Recommendations; Board Action

The Special Committee’s report included the following recommendations, all of which the Company has adopted:

•  The Company should develop and implement best practices with respect to option grants, and should continue to monitor industry and regulatory practices and revise its practices as developments occur.

•  The Company should designate a member of its in-house legal and accounting staffs to oversee documentation and accounting for all option grants.

•  All grants should be communicated to employees as soon as practicable after the grant date, as required by applicable accounting rules.

•  Non-administrative grant responsibilities should not be delegated and must, other than with respect to new-hire options, be set by the Compensation Committee.

•  New-hire options should be issued to employees on their first day of employment with an exercise price of not less than 100% of the fair market value of the Company’s stock on the employee’s hire date.

•  The Board should conduct a biannual review of all new-hire grants to ensure compliance with the Company’s policies and procedures.

•  Grant dates for all options awarded to employees other than new-hire options should be the date on which the Compensation Committee meets and approves the grants.

•  The exercise price of options other than new hire-options should be set at the closing price of the common stock of the Company on the date on which the Compensation Committee approves the grants.

•  The Company should, with respect to any yearly retention grants to employees, maintain the practice of awarding any retention grants to senior management on the same date and with the same exercise price as any retention grants awarded to non-senior management employees.

•  No additions or modifications to options grants approved by the Compensation Committee should be permitted after the Compensation Committee has approved the grants.

Management prepared a revised option grant policy in order to implement the recommendations of the Special Committee and impose a higher degree of control over the Company’s option grant process. On November 13, 2006, the Board of Directors of the Company adopted the revised grant policy.

Financial Statements & Related Considerations

In the Company’s Current Report on Form 8-K filed on November 6, 2006, the Company stated that “at this time and based on the preliminary analysis available, the Company expects to record non-cash charges for stock-based compensation expense of approximately $24 million.” The Company further stated its belief that these non-cash charges principally would affect fiscal years 2000-2003, and reported that it had “not yet determined the financial impact of any tax consequences related to these stock option grants, what remedial actions may be taken, nor the financial impact of any remedial actions taken. Accordingly, on November 6, 2006, senior management and the Audit Committee determined that the Company’s financial statements included in its annual and interim reports and any related reports of its independent registered public accounting firm, earnings press releases and similar communications previously issued by the Company for the periods beginning with fiscal year 2000 should no longer be relied upon.”

Management believes that the report of the Special Committee is consistent with management’s preliminary expectations and the conclusions of management and the Audit Committee regarding the Company’s financial statements referenced above.

The Company plans to file its Form 10-K for its fiscal year ended September 30, 2006 as promptly as practicable after determining the amount of required accounting adjustments, how they will be reflected in the Company’s financial statements and related matters.

The Company contacted the Securities and Exchange Commission prior to filing its Current Report on 8-K on November 6, 2006. To date, the Company does not know what actions, if any, the SEC may decide to take.

* * *
The foregoing contains forward-looking statements regarding the Company’s current estimate of the accounting adjustment expected to result from the findings of the Special Committee. These forward-looking statements are based on the Company’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including risks and uncertainties relating to developments in regulatory and legal guidance regarding stock option grants and accounting for such grants. For example, information may be learned and analysis may be undertaken concerning the Company’s historic stock option grants and accounting that may materially impact the Company’s financial statements or results. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances.

In addition, other factors, risks and uncertainties may cause the actual results or performance of the Company to be materially different from any future results or performance expressed or implied by the forward-looking statements contained herein. These include, but are not limited to the fact that financial results for the quarter are estimates that have not been finally reviewed and therefore remain subject to additional adjustments; the possibility that the Company, in consultation with the Company's independent public accountants or the SEC, will determine that the proper accounting for the Company's prior stock option grants differs from the accounting treatment upon which the assumptions and forward-looking statements in this Current Report are based; that the scope of the issues as to the timing and accuracy of measurement dates for option awards and the timing of formal corporate approvals may change; that the amount and timing of additional stock-based compensation expenses and other additional expenses to be recorded in connection with affected option grants, and the corresponding restatement of our financial statements, may change; that our ability to file required reports with the SEC on a timely basis may be further impaired; that our ability to meet the requirements of the Nasdaq National Market for continued listing of our shares may be further impaired; that potential claims and proceedings may arise relating to such matters, including additional shareholder litigation and action by the SEC or other governmental agencies; that other actions may be taken or required as a result of the Special Committee's findings; that the anticipated accounting adjustments and other factors described above could have negative tax or other implications for the Company; and other factors described in EMCORE's filings with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated November 14, 2006, issued by EMCORE Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION
Dated: November 14, 2006	By: /s/ Thomas G. Werthan Name: Thomas G. Werthan Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated November 14, 2006, issued by EMCORE Corporation.